UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2004
                                                  ----------------

                          Commission File Number 0-5411

                             HERLEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                          #23-2413500
-------------------------------                         -----------------------
(State or other jurisdiction of                         (I.R.S.  Employer
 incorporation or organization)                          Identification Number)

101 North Pointe Boulevard, Lancaster, Pennsylvania              17601
---------------------------------------------------              -----
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's Telephone Number, including Area Code: (717) 735-8117
                                                    --------------

             -------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(C))

                    INFORMATION TO BE INCLUDED IN THE REPORT

The information in this Form 8-K Current Report and the exhibit attached hereto is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 9, 2004, Herley Industries, Inc. issued an earnings release announcing its financial results for the first quarter of fiscal 2005 ended October 31, 2004. A copy of the earnings release is attached hereto as Exhibit 99.1.

NON-GAAP FINANCIAL MEASURE

The press release furnished herewith contains a financial measure ("free cash flow") not calculated in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The Registrant defines "Free cash flow" as "Net cash provided by operating activities" less "Capital expenditures." The Registrant's management believes that free cash flow is useful to investors and management as a supplemental financial measurement in the evaluation of the Registrant's business and believes that free cash flow may provide additional information with respect to the Registrant's ability to meet its future debt service and capital expenditures as well as working capital requirements.

A reconciliation of free cash flow for the thirteen weeks ended October 31, 2004 and November 2, 2003 is as follows (in thousands):

                                                              Thirteen weeks ended
                                                              --------------------
                                                     October 31, 2004     November 2, 2003
                                                     ----------------     ----------------
        Net cash provided by operating activities       $  7,658             $  2,085
        Capital expenditures                              (2,044)              (1,187)
                                                           -----                -----
        Free cash flow                                  $  5,614             $    898
                                                           =====                =====

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

          99.1  Earnings  Release,   dated  December  9,  2004,  announcing  the
     Registrants's financial results for the first quarter of fiscal 2005 ended October 31, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             HERLEY INDUSTRIES, INC
                             ----------------------
                                   Registrant

                             BY:                /S/  Thomas V. Gilboy
                                   --------------------------------------------
                                                Thomas V. Gilboy
                                              Vice President and CFO
                                          (Principal Financial Officer)

DATE: December 9, 2004